UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

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FORM 8-K

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PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) February 27, 2006

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Kyto BioPharma Inc.

(Exact name of registrant as specified in its charter)

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Florida	65-108-6538
(State or other jurisdiction	(I.R.S. Employer
incorporation or organization)	Identification No.)

41A Avenue Road, Toronto ON Canada M5R 2G3

(Address of principal executive offices) (Zip Code)

(416) 955-0349

(Issuer’s telephone number)

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 – Departure of Principal Officers; Appointment of Principal Officers

Effective February 27, 2006, the Board of Directors of the Corporation accepted the resignation of Jean-Luc Berger as a Principal Officer in the capacity of President, Chief Executive Officer and Secretary and appointed Georges Benarroch as President, Chief Executive Officer and Secretary. Jean-Luc Berger remains a director of the Corporation.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KYTO BIOPHARMA INC.

By:	/s/ Georges Benarroch
Georges Benarroch, President and CEO

Date:  March 24, 2006